UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2001

INDYMAC BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-08972 (Commission File Number)	95-3983415 (IRS Employer Identification Number)

155 North Lake Avenue Pasadena, CA (Address of principal executive offices)	91101 (Zip Code)

(800) 669-2300
Registrant’s telephone number, including area code

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

         On November 8, 2001, IndyMac Bancorp, Inc. (“IndyMac”) entered into an Underwriting Agreement providing for the sale by IndyMac to the underwriters named therein of up to 4,000,000 Warrants and Income Redeemable Equity Securities (WIRES) Units, pursuant to Registration Statement No. 333-67964.

Item 7. Financial Statements and Exhibits.

         Items (a) and (b) are inapplicable

         (c)  Exhibits

         99.1 Form of Underwriting Agreement for Warrants and Income Redeemable Equity Securities (WIRES) Units to be issued pursuant to IndyMac’s Form S-3 Registration Statement, File No. 333-67964.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2001

INDYMAC BANCORP, INC.

By: /s/ RICHARD SOMMERS Richard Sommers Executive Vice President, General Counsel and Secretary